Exhibit 99.2

© 2020 BiomX LTD. All rights reserved Company Introduction

Safe Harbor Statement 2 This presentation contains certain “forward - looking statements” within the meaning of the “safe harbor” provisions of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as : “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions . When we discuss our expectations regarding the sufficiency of cash, cash equivalents and short - term deposits to fund the our current operating plan until at least the middle of 2024 , the ability of our products to address unmet medical needs, the design, aim, expected timing and results of our preclinical and clinical trials and studies, including resumption of certain development programs, including whether we will be able to obtain funding for such programs, as well as our pipeline and the potential of our product candidates, our ability to quickly generate clinical proof of concept in patients and the advantages of our BOLT platform as well as our leadership position in phage technology we are making forward - looking statements . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control . Actual results and outcomes may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www . sec . gov . Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise .

We develop disease modifying therapies based on natural or engineered phage cocktails as precision medicines to target and specifically destroy harmful bacteria What we do 3 Our R&D platform enables generation of clinical proof of concept in patients within 12 - 18 months from project initiation * * In certain indications the length of clinical validation may be longer depending on indication, identity of target bacteria, recruitment rate, cohort size and other factors.

Unique position as leader in phage technology Technology • BOLT phage therapy platform – Rapid path from discovery to clinic • Scalable in - house manufacturing – can support annually over 50 different phage at a clinical grade • Therapeutics Development Award from the Cystic Fibrosis Foundation. • Biomarker discovery collaborations in IBD: Janssen (J&J) & Boehringer Ingelheim • Maruho ROFO 2 for rights in Japan to atopic dermatitis product candidate Partnerships Pipeline Financing and investors • Publicly traded ( NYSE:PHGE ) • Equity raised: $146M • Grants received: $6.3M • Current debt facility: $15M • Expected cash runway until at least middle of 2024 1. Inflammatory Bowel Disease (IBD) , Primary Sclerosing Cholangitis (PSC) 2. Right Of First Offer 4 ၬ Broad platform based on computational and synthetic biology capabilities • Focusing on cystic fibrosis; Expected to produce clinical data in 1Q23 • Additional programs in atopic dermatitis, IBD / PSC 1 & Cancer

Phage: Nature’s precision tool to target bacteria Each phage binds only to specific bacterial strains Phage have an amplifying lifecycle Locate Inject Infect Multiply Assemble Eradicate Seek 1 2 3 4 5 6 7 Source: Kortright et al. (2019), Cell Host & Microbe 5

Oncology • Colorectal Cancer – F. nucleatum • Gastric Cancer – H. pylori Other • Acne – C. acnes • Liver Disease - E. faecalis Multiple potential applications of phage therapy Immune mediated • Inflammatory Bowel Disease (IBD) – K. pneumoniae • Primary Sclerosing Cholangitis (PSC) - K. pneumoniae • Atopic Dermatitis – S. aureus Infectious diseases • Cystic Fibrosis - P. aeruginosa • Carbapenem Resistance - K. pneumoniae 6

Phage discovery Preclinical Phase I Phase II Phase III Product Candidates Cystic fibrosis • BX004 Atopic dermatitis • BX005 Pipeline 7 platform allows clinical POC within 12 - 18 Our months Target Bacteria Target Validation Phage Synthetic Engineering (optional) Cocktail Optimization Discovery & Characterization Manufacturing & Formulation Phage Therapy 3 Clinical testing 1. Strong safety profile of naturally occurring phage supported by regulatory feedback allows proceeding to Phase 1 / 2 studies without preclinical safety studies or Phase 1 studies in healthy volunteers . 2. In certain indications the length of clinical validation may be longer depending on indication, identity of target bacteria, recruitment rate, cohort size and other factors . 3. Usually, we would develop an optimized phage therapy, which is comprised of several phage (a phage cocktail) optimized to address multiple characteristics such as bacterial host range, emergence of resistance and other factors . In some cases, we may alternatively develop personalized phage cocktails tailored to target specific strain/s of a given patient . We may complete a clinical POC by treating multiple patients with either an optimized phage cocktail or personalized cocktails Clinical POC in patients enabled within 12 - 18 months 1,2 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Traditional pharma drug development Discov ery CMC Tox Phase 1 Phase 2 Phage therapy Phage Ph cocktail ase 1/2 8

Cystic Fibrosis Upcoming milestone: Phase 1b/2a part 1 data expected in 1Q 2023 Program is supported by Cystic Fibrosis Foundation

Recurring infections leading to antibiotic resistance are a main cause of death in CF 1. CF Foundation, Bomberg et al., 2008 2. Vertex 10K filing 2020, internal estimates Phases of P. aeruginosa infection in CF 1 Antibiotics Antibiotics Antibiotics Antibiotics Initial Intermittent Chronic Antibiotics Clonal selection Biofilm formation Genotype/phenotypic adaptation Infancy Childhood Adolescence / Adulthood Limit of detection P. aeruginosa density in sputum Repeated antibiotic courses lead to nonmucoid and mucoid multidrug - resistance (MDR) of P. aeruginosa strains • CF patients regularly use multiple therapies – CFTR modulators, anti - infectives, mucolytic agents, bronchodilators and other • Worldwide CF therapeutic market in 2020 was approximately $8.5B 2 10

25 CF patients already treated with phage under compassionate use

11 CF patients treated for *P. aeruginosa* [1-4]

- Indication - *P. aeruginosa* AMR lung infections
- Location – 8 Yale University, 2 Georgia, 1 San-Diego
- Administration – 10 nebulized, 1 IV phage

Yale cases:
- eIND path for 8 CF patients
- Nebulized phage
- 7-10 days, single or multiple rounds
- **Post phage therapy *P. aeruginosa* CFU titers decreased significantly (2.2 ± 0.76 log reduction)**
- **Outcome - FEV1% changed in a range of 0 to 8.9%**

14 CF patients treated for Mycobacterium (20 patient total) [5]

- Indication - Non-tuberculous Mycobacterium infections. Lung infections in all CF patients
- Location – San Diego (UCSD)
- Administration – 20 IV, certain patient also nebulized/topical/ other

UCSD cases:
- eIND path for all patients
- IV phage (+ additional for certain patients)
- Twice daily for ~6 months (though a favorable outcome required improvement within 8 weeks)
- **Outcome - Favorable clinical or microbiological responses in 11/20 patients (for 5 patients infection was resolved)**

Results demonstrate the safety of phage therapy and potential to decrease bacterial burden and improve clinical outcome

BiomX

1. Kutateladze et al., 2008
2. Kvachadze et al., 2011
3. Law et al., 2019
4. Stanley et al., 2020
5. Dedrick et al. 2022

11

BX004 is active on antibiotic resistant *P. aeruginosa* strains and penetrates biofilm *in vitro*

BX004 penetrates biofilm *in vitro*[1]



Bacterial count
Colony forming units / well
10^10
10^9
10^8
10^7
10^6
**
**
**
Control
Antibiotic2
BX004

**p-value <0.001



Control
BX004

Biofilm was grown from *P. aeruginosa* for 24 hours and then treated with BX004 for 6 hours (control-untreated wells). Treatment with antibiotics not shown

Crystal violet – Used for biomass staining of biofilm. Staining substantially reduced following treatment with BX004

BX004 displays enhanced biofilm penetration compared to antibiotics

BiomX

1. Internal data. A *P. aeruginosa* strain sensitive to antibiotics was grown to form biofilm
2. Imipenem 200 micrograms/ml (X100 MIC), (β-lactam antibiotic with activity against *P. aeruginosa*)

12

Phase 1b/2a study targeting *P. aeruginosa* with first readout expected in 3Q 2022

Phase 1b/2a – Part 1

Objectives
- Safety, PK and microbiologic/clinical activity

•**Endpoints**
- Safety and tolerability
- Decrease in *P. aeruginosa* burden
- Sputum pharmacokinetics
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS

Study Population
- CF patients with chronic *P. aeruginosa* infection

8 Subjects
- 6 receive nebulized BX004
- 2 receive nebulized placebo
- 6 days duration of treatment

Key Design Features
- Single ascending dose followed by multiple doses

Data expected 1Q 2023

Phase 1b/2a – Part 2

Objectives
- Safety and efficacy

Endpoints
- Safety and tolerability
- Decrease in *P. aeruginosa* burden
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS

Study Population
- CF patients with chronic *P. aeruginosa* infection

24 subjects
- Nebulized BX004 phage therapy or placebo
- 2:1 randomization
- 10 days duration of treatment

Data expected 3Q 2023

BiomX

13

Atopic Dermatitis Upcoming milestone: TBD

Atopic Dermatitis (AD) flares are associated with presence of *S. aureus*

Relative abundance of staphylococcal species on skin during AD disease stages (metagenomics analysis)



Control
Baseline
Flare
Post-flare
Mean relative abundance
100
75
50
25
0
Individuals
S. aureus
S. capitis
S. epidermidis
S. hominis
Other Staph
Other Bacteria

Control = healthy skin

Baseline = routine AD disease state

Flare = worsening in the clinical severity of the typical AD, without usage of skin-directed antimicrobial and anti-inflammatory treatments for seven days

Post flare = 10–14 days after initiation of skin-directed therapies

S. aureus becomes the dominant bacterial species during AD flares and is correlated with SCORAD

BiomX

Byrd and Kong (2017) Sci Transl Med. 05 9(397)

15

BX005 eradicates S. aureus ( in vitro assay with 3 strains) Bacterial growth (measured by optical density) BX005 phage cocktail shows broad host range targeting of S. aureus in vitro In vitro, BX005 eradicated over 90% of S. aureus strains 1 0 16 0.2 0.4 0.6 0.8 0 5 10 Time (hours) 15 20 3 untreated S. aureus strains The same 3 strains treated with BX005 Source: Internal data 1. Panel of 120 strains isolated from skin of subjects from the US and Europe

BX005 has the potential to be an efficacious and safe topical treatment for long - term use • Atopic dermatitis, a rapidly growing market 1 : • > $5 billion in 2020 • Expected to surpass $15 billion in 2027 • Over 35% of atopic dermatitis patients are children • Parents are seeking efficacious topical treatments with a better safety profile • Calcineurin inhibitors and recently approved topical JAK inhibitor carry a black box warning for cancer risks in the US • Corticosteroids – limited for short term use. Long - term use has been associated with skin atrophy, starch marks, and corticosteroid addiction • Based on clinical experience of using natural phage topically 3 , BX005 is expected to have fewer side effects and a safer profile compared to existing treatments 1. Atopic dermatitis Market forecast, trend analysis & competition tracking, Fact Mr. report 2. Atopic dermatitis: Global drug forecast and market analysis to 2027, GlobalData report 3. Based on safety data from BiomX’s clinical studies using a topical phage cocktail for acne - prone skin Children are the largest atopic dermatitis patient group Atopic dermatitis patients by age group (US) 2 Age 0 - 19 37% Age 20 - 39 Age 40 - 59 20% Age 0 - 19 17 37% Age 20 - 39 3 2 3% 2% Age 40 - 59 20% A A g e g e > 6 > 0 6 0 11% 1%

Phase 1b/2a atopic dermatitis study targeting *S. aureus*

Study design - A double-blind, randomized, multicenter, vehicle-controlled study

- **Objectives**
  - Safety, efficacy and pharmacodynamics
- **Endpoints**
  - Safety and tolerability
  - Decrease in target bacteria
  - Clinical improvement (e.g. change in EASI / IGA / SCORAD scores)
- **Study Population**
  - Adults with moderate-to-severe atopic dermatitis
  - *S. aureus* colonized
- **Approximately 48 subjects**
  - BX005 or placebo (vehicle) administered topically twice daily
  - 8-week duration of treatment



BX005/Placebo Applications
First application
Last application
Topical administration
Post-dosing safety F/U
8 weeks
4 weeks
Screening
Baseline
8 wks
12 wks
Sampling

wk: week; F/U: Follow-Up

18

THANK YOU